UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	November 6, 2025
Shutterstock, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
350 Fifth Avenue, 20th Floor
New York, NY 10118
(Address of principal executive offices, including zip code)
(646) 710-3417
(Registrant’s telephone number, including area code)
Not applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SSTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.
2025 Annual Meeting of Stockholders

The Board of Directors of Shutterstock, Inc. (the “Company”) has scheduled its 2025 annual meeting of stockholders (the “2025 Annual Meeting”) for December 22, 2025. The record date for determining stockholders entitled to receive notice of, and vote at, the 2025 Annual Meeting is November 19, 2025. Additional information regarding the Annual Meeting, including how to attend and whether it will be held in a virtual meeting format only, will be provided in the Company’s proxy statement.

Because the date of the 2025 Annual Meeting will be held more than 30 days after the anniversary of the Company’s 2024 annual meeting of stockholders, pursuant to Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is setting a deadline for receipt of Rule 14a-8 stockholders proposals that is a reasonable time before the Company expects to begin to print and send its proxy materials for the 2025 Annual Meeting.

Stockholders who wish to have a Rule 14a-8 proposal considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting must ensure that their proposal is received by the Corporate Secretary of the Company, at the Company’s principal executive offices at 350 Fifth Avenue, 20th Floor, New York, New York 10118, on or before 5:00 p.m., Eastern Time, on November 16, 2025, which the Company has determined is a reasonable time before it expects to begin to print and send its proxy materials for the 2025 Annual Meeting. Such stockholders proposals must also comply with the other requirements of Rule 14a-8 in order to be eligible for inclusion in the Company’s proxy statement for the 2025 Annual Meeting.

The deadline for stockholder proposals other than pursuant to Rule 14a-8 under the Company’s bylaws, including director nominations and other business, is November 16, 2025. Any such proposal or nomination must meet the requirements set forth in the Company’s bylaws.

Additionally, in order for stockholders to give timely notice of nominations for directors for inclusion on a universal proxy card for the 2025 Annual Meeting, notice must be submitted by November 16, 2025, and must include the information in the notice required by the Company’s bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

Dividend

On November 5, 2025, the Board of Directors of the Company declared a cash dividend of $0.33 per common share for shareholders of record as of December 4, 2025, payable on December 18, 2025.

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: November 6, 2025	By:	/s/ Rik Powell
Rik Powell
Chief Financial Officer
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